UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-06445

                     The Herzfeld Caribbean Basin Fund, Inc.
                     ---------------------------------------
               (Exact name of registrant as specified in charter)

                      P.O. BOX 161465, MIAMI, FLORIDA 33116
                      -------------------------------------
               (Address of principal executive offices) (Zip code)

                               THOMAS J. HERZFELD
                        P.O. BOX 161465, MIAMI, FL 33116
                        --------------------------------
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: 305-271-1900

                        Date of fiscal year end: 06/30/05

                  Date of reporting period: 07/01/04 - 6/30/05

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. SHAREHOLDER REPORT

                               [GRAPHIC OMITTED]

                              THE HERZFELD
                              CARIBBEAN BASIN
                              FUND, INC.

                                   ANNUAL REPORT
                                   JUNE 30, 2005

================================================================================

The Herzfeld Caribbean Basin Fund, Inc.
The Herzfeld Building
PO Box 161465
Miami, FL  33116
(305) 271-1900

Investment Advisor
HERZFELD/CUBA
a division of Thomas J. Herzfeld Advisors, Inc.
PO Box 161465
Miami, FL  33116
(305) 271-1900

Transfer Agent & Registrar
Investors Bank & Trust Company
200 Clarendon Street, 16th Floor
Boston, MA  02116
(617) 443-6870

Custodian
Investors Bank & Trust Company
200 Clarendon Street, 5th Floor
Boston, MA  02116

Counsel
Pepper Hamilton LLP
3000 Two Logan Square
18th and Arch Streets
Philadelphia, PA  19103

Independent Auditors
Kaufman, Rossin & Co., P.A.
2699 South Bayshore Drive
Miami, FL  33133
www.kaufmanrossin.com

--------------------------------------------------------------------------------
The Herzfeld Caribbean Basin Fund's investment objective is long-term capital appreciation. To achieve its objective, the Fund invests in issuers that are likely, in the Advisor's view, to benefit from economic, political, structural and technological developments in the countries in the Caribbean Basin, which consist of Cuba, Jamaica, Trinidad and Tobago, the Bahamas, the Dominican Republic, Barbados, Aruba, Haiti, the Netherlands Antilles, the Commonwealth of Puerto Rico, Mexico, Honduras, Guatemala, Belize, Costa Rica, Panama, Colombia and Venezuela. The fund invests at least 80% of its total assets in a broad range of securities of issuers including U.S.-based companies, which engage in substantial trade with and derive substantial revenue from operations in the Caribbean Basin Countries.
--------------------------------------------------------------------------------

                          Listed NASDAQ SmallCap Market
                                  Symbol: CUBA

Letter to Stockholders
================================================================================

                                                                 [PHOTO]
                                                            Thomas J. Herzfeld
                                                          Chairman and President


August 3, 2005

Dear Fellow Shareholders:

We are pleased to present our annual report for the period ending June 30, 2005. At the end of the fiscal year, The Herzfeld Caribbean Basin Fund's net assets were $12,291,956, or $7.33 per share, compared with $9,109,162, or $5.43 per share, at the beginning of the period. This represents a gain of 35.0% in net asset value. The Fund's share price rose from $4.87 per share to $6.30 over the same 12-month period; an increase of 29.4%. In the month since the end of our fiscal year, the fund's net asset value has climbed to $7.83 per share, a record high, and our net assets have moved above $13 million for the first time.

Portfolio Commentary

When we created the Fund we believed then, and are even more convinced now, that the most compelling investment opportunities will be in Cuba. Since the U.S. embargo with that country is still in place, however, we have not changed our initial "indirect" investment strategy. That is first, to identify companies which will benefit from a resumption of trade with Cuba and second, to concentrate on companies which we believe have good prospects even if there is no U.S. policy change with Cuba. This approach has been very successful; from inception the Fund's net asset value is up 86.8% (adjusted for distributions). In the event the embargo is lifted, we will then seek to make some direct investments in Cuba, possibly as joint ventures. In that connection we have been exploring investment opportunities within the Cuban-American business community, mostly in South Florida where we are based. We have also had preliminary conversations with the officers of a number of our portfolio companies.

A look at our top ten holdings provides some examples of the current investment strategy.

Our largest position continues to be Florida East Coast Industries (FLA). The company has two main businesses: Flagler Development Company and Florida East Coast Railway, which runs between Jacksonville and Miami. Last year FLA appointed a new chairman, Adolfo Henriques, a prominent Cuban-American. The company has been turning in excellent results; for the second quarter Mr. Henriques recently stated that "the railroad posted

================================================================================

double-digit percentage growth in revenues and operating profit." The quarterly dividend was increased by 20%, an increase that he said was a reflection of his and the board's confidence in the company's future and financial strength.

We believe FLA is a strong candidate to run a rail-barge service between Florida and Cuba in the future. The railroad track used in Cuba is the same gauge as the U.S.; the future possibilities are, of course, obvious.

Of our ten largest holdings, five made record highs this year, including our second largest holding, Seaboard (SEB), which we started buying at $262.50 per share in 1995. It is currently changing hands above $1,700 per share. SEB's marine division provides containerized shipping service between the United States, the Caribbean Basin and Central and South America. We believe the company is strongly positioned for the resumption of trade with Cuba.

Also among our largest holdings making new highs during the fiscal year are:
Consolidated Water (CWCO), based in the Cayman Islands; Florida Rock Industries
(FRK), which has plans to sell aggregates and concrete products in free Cuba, much needed materials for the reconstruction of the country; Watsco Incorporated
(WSO), which we think would be a natural to sell air conditioning products in Cuba and which in the meantime just reported record operating results; Garmin Ltd. (GRMN), based in the Cayman Islands; and Latin American Equity Fund (LAQ). LAQ is a closed-end fund trading at a 12% discount to net asset value. The Latin American region has been benefiting from rising trade and investment; recently The Economic Council for Latin American and the Caribbean forecast a growth rate of 4.3% for 2005, which is slightly higher than the 4% forecast for the smaller Caribbean component. Interestingly, they forecast a growth rate of 5% for Cuba compared to 3% in 2004 and 2.9% in 2003.

Another company poised to take advantage of the cargo trade with Cuba is Trailer Bridge (TRBR). TRBR provides integrated trucking and marine freight service to and from all points in the lower 48 states and Puerto Rico. The company utilizes its own trucks, drivers, trailers, containers and U.S.-flagged vessels to link the mainland with Puerto Rico by marine facilities in Jacksonville and San Juan. The company's ships are shallow-draft, which puts them in an excellent position to operate in many of the ports of Cuba to which deep-draft vessels have limited access. Cuba aside, the company is doing very well. Second quarter financial results just came in with a 12.8% increase in revenue and a 207% increase in operating income.

================================================================================

Largest Allocations

The following tables present our largest investment and geographic allocations as of June 30, 2005.

      --------------------------------------------------------------------
      Geographic Allocation                                % of Net Assets

      USA                                                           56.84%
      Mexico                                                        12.08%
      Cayman Islands                                                 8.80%
      Latin American Regional                                        6.91%
      Puerto Rico                                                    3.66%
      Panama                                                         3.20%
      Netherlands Antilles                                           2.86%
      Belize                                                         2.00%
      Global/Emerging Markets                                        1.17%
      Virgin Islands                                                 0.96%
      Colombia                                                       0.91%
      Costa Rica                                                     0.26%
      Venezuela                                                      0.04%
      Cuba                                                           0.00%
      --------------------------------------------------------------------

      --------------------------------------------------------------------
      Largest Portfolio Positions                          % of Net Assets

      Florida East Coast Industries, Inc.                           17.79%
      Seaboard Corporation                                           8.12%
      Consolidated Water Co.                                         7.67%
      Florida Rock Industries, Inc.                                  7.40%
      Royal Caribbean Cruises Ltd.                                   6.49%
      Watsco Incorporated                                            5.72%
      The Latin American Equity Fund, Inc.                           4.71%
      Margo Caribe Inc.                                              3.53%
      Banco Latinoamericano de Exportaciones                         3.20%
      Garmin Ltd.                                                    3.13%
      --------------------------------------------------------------------

Premium/Discount

The Fund has traded at both premiums and discounts every year except the year of inception in which it traded only at a premium. As I have stated before, we believe that closed-end funds trading at discounts to net asset value represent good value.

Further Information

Daily net asset values, quarterly, semi-annual and annual reports and press releases for the Fund are available on the Internet at www.herzfeld.com.

I would like to thank the members of the Board of Directors for their hard work and guidance and also to thank my fellow stockholders for their continued support and suggestions.

                         Sincerely,


                         /s/ Thomas J. Herzfeld
                         Thomas J. Herzfeld
                         Chairman of the Board and President

Schedule of Investments as of June 30, 2005
================================================================================

Shares or Principal Amount          Description                     Market Value
--------------------------------------------------------------------------------

Common stocks - 99.70% of net assets

Banking and finance - 4.61%
      7,000  Bancolombia, S.A.                                     $    111,930
     21,920  Banco Latinoamericano de Exportaciones, S.A.               393,464
      1,000  Doral Financial Corp.                                       16,540
      3,800  Grupo Financiero Banorte, S.A. de C.V. Series O             25,036
      9,000  Grupo Financiero Inbursa, S.A. de C.V. Series O             19,458

Communications - 10.50%
     11,400  America Movil, S.A. de C.V. Series A                        33,961
     44,600  America Movil, S.A. de C.V. Series L                       132,853
     11,700  America Telecom, S.A. de C.V. Series A1*                    37,338
      4,100  Atlantic Tele-Network, Inc.                                118,080
     11,600  Carso Global Telecom, S.A. de C.V. Series A1*               21,367
      9,000  Garmin Ltd.                                                384,750
        725  Grupo Iusacell, S.A. de C.V. Series V*                       1,884
     16,800  Grupo Radio Centro, S.A. ADR                               121,464
      4,500  Grupo Televisa, S.A. GDR                                   279,405
     12,500  Grupo Televisa, S.A. Series CPO                             38,684
      1,000  Telefonos de Mexico ADR Series L                            18,890
     22,800  Telefonos de Mexico, S.A. de C.V. Series A                  21,156
     78,600  Telefonos de Mexico, S.A. de C.V. Series L                  74,253
     13,900  TV Azteca, S.A. de C.V. Series CPO                           6,707

Conglomerates - 2.61%
      5,100  Alfa, S.A. de C.V. Series A                                 28,932
     39,400  Carlisle Holdings, Inc.                                    246,250
      3,200  Corporacion Interamericana de Entretenimiento,
                 S.A. de C.V. Series B*                                   6,355
      7,500  Desc, S.A. de C.V. Series B*                                 2,081
     10,200  Grupo Carso, S.A. de C.V. Series A1                         19,687
        300  Grupo Imsa, S.A. de C.V., Series UBC                           686
      3,300  U.S. Commercial Corp., S.A. de C.V.*                         1,087
      2,900  Vitro, S.A. Series A                                         2,099
      6,000  Vitro Sociedad Anonima ADR                                  13,260

----------
*Non-income producing

                            See accompanying notes.

================================================================================

Shares or Principal Amount          Description                     Market Value
--------------------------------------------------------------------------------

Construction and related - 9.99%
     22,116  Cemex, S.A. de C.V. Series CPO                        $     93,789
      1,936  Ceramica Carabobo Class A ADR*                               3,014
      4,100  Consorcio ARA, S.A. de C.V.*                                14,153
     17,400  Empresas ICA, Sociedad Controladora, S.A. de C.V.*           7,056
     12,400  Florida Rock Industries, Inc.                              909,540
        300  Grupo Cementos de Chichuahua, S.A. de C.V.                     591
      1,665  Hylsamex S.A. CPO                                            6,044
     21,950  Mastec, Inc.*                                              193,160

Consumer products and related manufacturing - 6.60%
    800,000  Atlas Electricas, S.A.                                      32,216
      4,900  Grupo Casa Saba, S.A. ADR                                   76,195
     16,500  Watsco Incorporated                                        702,900

Food, beverages and tobacco - 1.70%
      4,800  Coca Cola Femsa, S.A. de C.V. ADR                          128,208
        100  Coca Cola Femsa, S.A. de C.V., Series L                        265
      6,000  Fomento Economico Mexicano, S.A. de C.V. Series UBD         35,750
        300  Gruma, S.A. de C.V., Series B                                  700
      7,400  Grupo Bimbo, S.A. de C.V. Series A                          21,253
      7,500  Grupo Modelo, S.A. de C.V. Series C                         23,385

Housing - (0.02%)
        700  Corporacion Geo S.A. de C.V., Series B                       1,766
        100  Desarrolladora Homex, S.A. de C.V.                             455

Investment companies - 9.21%
     13,529  Latin American Discovery Fund, Inc.                        270,580
     24,745  Latin America Equity Fund, Inc.                            579,032
      5,799  The Mexico Fund, Inc.                                      139,234
      5,000  Salomon Brothers Emerging Markets Debt Fund                 90,750
      4,025  Salomon Brothers Global High Income Fund                    53,050

Leisure - 8.93%
      5,500  Carnival Corp.                                             300,025
     16,500  Royal Caribbean Cruises Ltd.                               797,940

Medical - 3.21%
     15,159  CancerVax Corp.                                             43,203
      8,160  Orthofix International N.V.*                               351,207

----------
*Non-income producing

                            See accompanying notes.

================================================================================

Shares or Principal Amount          Description                     Market Value
--------------------------------------------------------------------------------

Mining - (0.01%)
        600  Grupo Mexico, S.A. de C.V., Series B*                 $        977

Pulp and paper - 0.16%
      5,900  Kimberly-Clark de Mexico, S.A. de C.V. Series A             20,197

Railroad and landholdings - 17.79%
     50,500  Florida East Coast Industries, Inc.                      2,186,650

Retail - 0.83%
      3,700  Controladora Comercial Mexicana, S.A. de C.V.
               Series UBC                                                 4,464
      1,380  Grupo Elektra, S.A. de C.V. Series CPO                      10,245
     21,506  Wal-Mart de Mexico, S.A. de C.V. Series V                   87,290

Service - (0.01%)
        300  Grupo Aeroportuario del Sureste, S.A. de C.V.,
               Series B                                                     947

Trucking and marine freight - 11.05%
     14,800  Grupo TMM, S.A. ADR*                                        44,400
        600  Seaboard Corporation                                       998,400
     41,799  Trailer Bridge, Inc.*                                      315,582

Utilities - 8.80%
     12,000  Caribbean Utilities Ltd. Class A                           139,920
     24,300  Consolidated Water, Inc.                                   942,354

Other - 3.67%
     42,337  Margo Caribe, Inc.*                                        433,528
        843  Siderurgica Venezolana Sivensa ADR                           1,408
         75  Siderurgica Venezolana Sivensa Series B                        125
     45,000  Xcelera, Inc.*                                              15,750

Total common stocks (cost $7,300,491)                              $ 12,255,355

Bonds - 0% of net assets
    165,000  Republic of Cuba - 4.5%, 1977 -
               in default (cost $63,038) (Note 2)*                           --

Other assets less liabilities - 0.30% of net assets                $     36,601
                                                                   ------------

Net assets - 100%                                                  $ 12,291,956
                                                                   ============

----------
*Non-income producing

                            See accompanying notes.

================================================================================

The above investments are concentrated in the following geographic regions (as percentages of net assets):

United States of America                                                  56.84%
Mexico                                                                    12.08%
Cayman Islands                                                             8.80%
Latin American Region                                                      6.91%
Other, individually under 5%                                              15.37%
                                                                         ------
                                                                         100.00%

Statement of Assets and Liabilities as of June 30, 2005
================================================================================

ASSETS

   Investments in securities, at market value (cost $7,363,529)
        (Notes 2 and 5)                                            $ 12,255,355
   Cash                                                                 139,801
   Dividends receivable                                                  21,342
   Other assets                                                          41,999
                                                                   ------------

      TOTAL ASSETS                                                   12,458,497

LIABILITIES

   Payable for securities purchased               $     90,300
   Accrued investment advisor fee (Note 3)              42,122
   Other payables                                       34,119
                                                  ------------

      TOTAL LIABILITIES                                                 166,541
                                                                   ------------

NET ASSETS (Equivalent to $7.33 per share
   based on 1,677,636 shares outstanding)                          $ 12,291,956
                                                                   ============

Net assets consist of the following:
   Common stock, $.001 par value; 100,000,000
      shares authorized; 1,677,636 shares issued
      and outstanding                                              $      1,678
   Additional paid-in capital                                         8,362,502
   Accumulated net investment loss (Note 5)                          (1,400,781)
   Accumulated net realized gain on investments (Note 5)                436,731
   Net unrealized gain on investments (Notes 4 and 5)                 4,891,826
                                                                   ------------

      TOTAL                                                        $ 12,291,956
                                                                   ============

                            See accompanying notes.

Statement of Operations
Year Ended June 30, 2005
================================================================================

INVESTMENT INCOME
   Dividends                                                        $   221,028
   Interest                                                                 101
                                                                    -----------
       Total investment income                                          221,129

EXPENSES
   Investment advisor fees (Note 3)                $   153,114
   Professional fees                                    68,838
   Custodian fees                                       54,000
   Insurance                                            27,624
   Transfer agent fees                                  17,500
   Listing fees                                         16,250
   Miscellaneous                                        12,933
   Salaries                                              9,689
   Director fees                                         7,800
   Printing                                              6,675
   Postage                                               2,500
                                                   -----------
      Total investment expenses                                         376,923
                                                                    -----------

      INVESTMENT LOSS - NET                                            (155,794)

REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS AND FOREIGN CURRENCY
   Net realized gain on investments and
     foreign currency                                  700,005
   Change in unrealized gain on investments and
     foreign currency                                2,638,583
                                                   -----------

      NET GAIN ON INVESTMENTS                                         3,338,588
                                                                    -----------

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                                  $ 3,182,794
                                                                    ===========

                            See accompanying notes.

Statements of Changes in Net Assets
Years Ended June 30, 2005 and 2004
================================================================================

                                                       2005            2004

INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS:
   Net investment loss                             $   (155,794)   $   (115,085)
   Net realized gain on investments and
      foreign currency                                  700,005         358,431
   Change in unrealized gain on investments
      and foreign currency                            2,638,583       2,239,812
                                                   ------------    ------------

NET INCREASE IN NET ASSETS
   resulting from operations                          3,182,794       2,483,158

NET ASSETS:

   Beginning of year                                  9,109,162       6,626,004
                                                   ------------    ------------

   End of year                                     $ 12,291,956    $  9,109,162
                                                   ============    ============


                            See accompanying notes.

Financial Highlights
Years Ended June 30, 2001 through 2005
================================================================================

                                                                   2005          2004          2003          2002          2001
                                                                ----------    ----------    ----------    ----------    ----------
PER SHARE OPERATING PERFORMANCE
(For a share of capital stock outstanding for the year)
Net asset value, beginning of year                              $     5.43    $     3.95    $     3.92    $     5.15    $     5.02
                                                                ----------    ----------    ----------    ----------    ----------
Operations:
   Net investment loss(1)                                            (0.09)        (0.07)        (0.11)        (0.10)        (0.07)
                                                                ----------
   Net realized and unrealized gain (loss) on investment
     transactions(1)                                                  1.99          1.55          0.22         (0.98)         0.20
                                                                ----------    ----------    ----------    ----------    ----------
      Total from operations                                           1.90          1.48          0.11         (1.08)         0.13
                                                                ----------    ----------    ----------    ----------    ----------

Distributions:
   From net investment income                                           --            --            --         (0.10)           --
   From net realized gains                                              --            --         (0.08)        (0.05)           --
                                                                                            ----------    ----------
      Total distributions                                               --            --         (0.08)        (0.15)           --
                                                                                            ----------    ----------

Net asset value, end of year                                    $     7.33    $     5.43    $     3.95    $     3.92    $     5.15
                                                                ----------    ----------    ----------    ----------    ----------

Per share market value, end of year                             $     6.30    $     4.87    $     3.49    $     3.48    $     4.20
                                                                ----------    ----------    ----------    ----------    ----------

Total investment return (loss) based on
   market value per share                                            29.36%        39.54%         2.70%       (13.45%)      (17.04%)
                                                                ----------    ----------    ----------    ----------    ----------

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in 000's)                              $   12,292    $    9,109    $    6,626    $    6,568    $    8,643
                                                                ----------    ----------    ----------    ----------    ----------

Ratio of expenses to average net assets                               3.55%         3.67%         4.46%         3.77%         3.11%
                                                                ----------    ----------    ----------    ----------    ----------

Ratio of net investment loss
  to average net assets                                              (1.47%)       (1.39%)       (3.15%)       (2.45%)       (1.33%)
                                                                ----------    ----------    ----------    ----------    ----------

Portfolio turnover rate                                                 30%           23%            3%           18%           27%
                                                                ----------    ----------    ----------    ----------    ----------

(1) Computed by dividing the respective year's amounts from the Statement of Operations by the average outstanding shares for each year presented.

                            See accompanying notes.

Notes to Financial Statements
================================================================================

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Related Matters

The Herzfeld Caribbean Basin Fund, Inc. (the Fund) is a non-diversified, closed-end management investment company incorporated under the laws of the State of Maryland on March 10, 1992, and registered under the Investment Company Act of 1940. The Fund commenced investing activities in January 1994. The Fund is listed on the NASDAQ SmallCap Market and trades under the symbol "CUBA".

The Fund's investment policy is to invest at least 80% of its assets in investments that are economically tied to Caribbean Basin Countries. The Fund's investment objective is to obtain long-term capital appreciation. The Fund pursues its objective by investing primarily in equity and equity-linked securities of public and private companies, including U.S.-based companies, (i) whose securities are traded principally on a stock exchange in a Caribbean Basin Country or (ii) that have at least 50% of the value of their assets in a Caribbean Basin Country or (iii) that derive at least 50% of their total revenue from operations in a Caribbean Basin Country. The Fund's investment objective is fundamental and may not be changed without the approval of a majority of the Fund's outstanding voting securities.

At June 30, 2005, the Fund had foreign investments in companies operating principally in Mexico and the Cayman Islands representing approximately 12% and 9% of the Fund's net assets, respectively.

The Fund's custodian and transfer agent is Investors Bank & Trust Company, based in Boston, Massachusetts.

Security Valuation

Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market or SmallCap market) are stated at the last reported sales price on the day of valuation (or at the NASDAQ official closing price); other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Restricted securities and other securities for which quotations are not readily available are valued at fair value as determined by the Board of Directors.

Notes to Financial Statements
================================================================================

Income Recognition

Security transactions are recorded on the trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on debt securities purchased are amortized over the life of the respective securities. It is the Fund's practice to include the portion of realized and unrealized gains and losses on investments denominated in foreign currencies as components of realized and unrealized gains and losses on investments and foreign currency.

Deposits with Financial Institutions

The Fund may, during the course of its operations, maintain account balances with financial institutions in excess of federally insured limits.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes

The Fund's policy is to continue to comply with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its stockholders. Under these provisions, the Fund is not subject to federal income tax on its taxable income and no federal tax provision is required.

The Fund has adopted a June 30 year-end for federal income tax purposes.

Distributions to Stockholders

Distributions to stockholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. For the year ended June 30, 2005, no distributions were declared or paid to stockholders.

Notes to Financial Statements
================================================================================

NOTE 2. NON-MARKETABLE SECURITY OWNED

Investments in securities include $165,000 principal, 4.5%, 1977 Republic of Cuba bonds purchased for $63,038. The bonds are listed on the New York Stock Exchange and had been trading in default since 1960. A "regulatory halt" on trading was imposed by the New York Stock Exchange in July, 1995. As of June 30, 2005, the position was valued at $0 by the Board of Directors, which approximates the bonds' fair value.

NOTE 3. TRANSACTIONS WITH AFFILIATES

HERZFELD / CUBA (the "Advisor"), a division of Thomas J. Herzfeld Advisors, Inc., is the Fund's investment advisor and charges a monthly fee at the annual rate of 1.45% of the Fund's average daily net assets. Total fees for the year ended June 30, 2005 amounted to $153,114 of which $42,122 is payable at year end.

During the year ended June 30, 2005, the Fund paid $12,672 of brokerage commissions to Thomas J. Herzfeld & Co., Inc., an affiliate of the Advisor.

NOTE 4. INVESTMENT TRANSACTIONS

During the year ended June 30, 2005, purchases and sales of investment securities were $3,152,244 and $3,330,335, respectively.

At June 30, 2005, the Fund's investment portfolio had gross unrealized gains of $5,511,849 and gross unrealized losses of $620,023, resulting in a net unrealized gain of $4,891,826 for both financial statement and income tax purposes.

NOTE 5. INCOME TAX INFORMATION

The cost basis of securities owned for financial statement purposes is lower than the cost basis for income tax purposes by approximately $55,000 due to wash sale adjustments.

The income tax basis of distributive earnings as of June 30, 2005 include $1,400,781 of accumulated net investment loss, $436,731 of accumulated net realized loss on investments and $4,891,826 of net unrealized gain on investments.

For the year ended June 30, 2005, the Fund utilized all of its capital loss carryover of $605,665 remaining from the prior year.

Directors and Officers of the Fund
================================================================================

                                                                                              Number of
                                                                                             Portfolios
Name                         Position(s)                                                     In Complex
Address                          Held    Term of Office and     Principal Occupation(s)       Overseen               Public
Age                           with Fund  Lenth of Time Served    During Past 5 Years        By Director           Directorships
------------------------------------------------------------------------------------------------------------------------------------
Officers

Thomas J. Herzfeld            President,   three years;        Chairman and President of         2           The Cuba Fund, Inc.
PO Box 161465                 Chairman,    1993 to present     Thomas J. Herzfeld & Co.,                     (in registration)
Miami, FL 33116                Director                        Inc., a broker dealer,
Age: 60                                                        and Thomas J. Herzfeld
                                                               Advisors, Inc.

Cecilia L. Gondor             Secretary,   three years;        Executive Vice President          2           The Cuba Fund, Inc.
PO Box 161465                 Treasurer    1993 to present     of Thomas J. Herzfeld &                       (in registration)
Miami, FL 33116                                                Co., Inc., a broker
Age: 43                                                        dealer, and Thomas J.
                                                               Herzfeld Advisors, Inc.

Independent Directors

Ann S. Lieff                   Director    three years;        President of the Lieff            1           Hastings
c/o The Herzfeld Caribbean                 1998 to present     Company, a management                         Entertainment, Inc.;
Basin Fund, Inc.                                               consulting firm that                          Claire's Stores, Inc.;
PO Box 161465                                                  offers ongoing advisory                       Mayors Jewelers, Inc.
Miami, FL 33116                                                services as a corporate
Age: 53                                                        director to several
                                                               leading regional and
                                                               national retail
                                                               operations, 1998-present;
                                                               former CEO Spec's Music
                                                               1980-1998, a retailer of
                                                               recorded music.

Michael A. Rubin               Director    three years;        Partner of Michael A.             1           Margo Caribe, Inc.
c/o The Herzfeld Caribbean                 2002 to present     Rubin P.A., attorney at
Basin Fund, Inc.                                               law; Broker, Oaks
PO Box 161465                                                  Management & Real Estate
Miami, FL 33116                                                Corp., a real estate
Age: 63                                                        corporation

Albert L. Weintraub            Director    three years;        Senior Partner of                 1           None
c/o The Herzfeld Caribbean                 1999 to present     Weintraub, Weintraub; of
Basin Fund, Inc.                                               counsel Orshan et al,
PO Box 161465                                                  attornies; Chairman of
Miami, FL 33116                                                E-Lysium Transaction
Age: 76                                                        Systems, Inc., an
                                                               application service
                                                               provider of transaction
                                                               processing, billing and
                                                               payment systems


                                   -16- & -17-

Report of Independent Registered Public Accounting Firm
================================================================================

                      [LETTERHEAD OF KAUFMAN ROSSIN & CO.]

To the Board of Directors and Stockholders
The Herzfeld Caribbean Basin Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Herzfeld Caribbean Basin Fund, Inc. as of June 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States of America). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures include confirmation of securities owned as of June 30, 2005, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Herzfeld Caribbean Basin Fund, Inc. as of June 30, 2005, and the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ Kaufman, Rossin & Co.

Miami, Florida
July 14, 2005

Privacy Policy
================================================================================

Information We Collect

We collect nonpublic information about you from applications or other account forms you complete, from your transactions with us, our affiliates or others through transactions and conversations over the telephone.

Information We Disclose

We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we may disclose nonpublic information about you to third parties to assist us in servicing your account with us and to send transaction confirmations, annual reports, prospectuses and tax forms to you. We may also disclose nonpublic information about you to government entities in response to subpoenas.

Our Security Procedures

To ensure the highest level of confidentiality and security, we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information. We also restrict access to your personal and account information to those employees who need to know that information to provide services to you.

Proxy Voting Policies and Procedures
================================================================================

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Fund at 800-TJH-FUND, or by accessing the SEC's website at www.sec.gov.

Information on how the investment adviser voted proxies on the Fund's behalf for the twelve month period ended June 30 is provided in the Fund's Form N-PX which is is available on the SEC's EDGAR database at www.sec.gov. In addition, the Form N-PX can be reviewed and copied at the SEC's public reference room in Washington, D.C. More information about the SEC's website or the operation of the public reference room can be obtained by calling the SEC at 800-732-0330.

Quarterly Portfolio Reports
================================================================================

The Fund files quarterly schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Form N-Q is available by link on the Fund's website at www.herzfeld.com, by calling the Fund at 800-TJH-FUND, or on the SEC's EDGAR database at www.sec.gov. In addition, the Form N-Q can be reviewed and copied at the SEC's public reference room in Washington, D.C. More information about the SEC's website or the operation of the public reference room can be obtained by calling the SEC at 800-732-0330.

THE HERZFELD CARIBBEAN BASIN FUND, INC.
The Herzfeld Building
P.O. Box 161465
Miami, FL  33116

ITEM 2. CODE OF ETHICS

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of directors has determined that Albert L. Weintraub is an "audit committee financial expert" serving on its audit committee and that he is "independent" as such terms are defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (d)

Set forth in the table below are audit fees and non-audit related fees billed to the registrant by its principal accountant (the "Auditor") for the audit of the registrant's annual financial statements and services provided by the Auditor in connection with statutory and regulatory filings during and for the Registrant's fiscal years ended June 30, 2004 and 2005.

Fiscal Year        Audit Fees     Audit-Related   Tax Fees (1)         All
Ended June 30,                        Fees                       Other Fees (2)

2004                 $20,500           $0            $3,500          $4,682
2005                 $24,000           $0            $4,000          $3,054

(1) These fees related to services consisting of the review or preparation of U.S. federal, state, local and excise tax returns

(2) These fees related to services consisting of accounting consultations, agreed upon procedure reports, attestation reports, comfort letters and review of statutory and regulatory filings.

(e) The registrant's Audit Committee charter requires that the Audit Committee pre-approve all auditing services and non-audit services (including the fees for such services and terms thereof) to be performed for the registrant by its Auditor, and the committee has not adopted pre-approval policies and procedures, although it may determine to do so in the future. The engagement to render auditing and non-auditing services would be presented to and pre-approved by the Audit Committee. All of the audit, audit-related and tax services described above for which the Auditor billed the registrant fees for the fiscal years ended June 30, 2004 and 2005 were pre-approved by the Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees bills by the registrant's Auditor for services rendered to the registrant, and rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $31,054 for 2004 and $33,582 for 2005.

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The registrant's audit committee is comprised of Albert L. Weintraub, Ann S. Lieff, and Michael A. Rubin.

(b) Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable as schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A copy of the registrant's proxy voting policies and procedures as well as its adviser's policies and procedures are attached hereto as Appendix A..

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END FUND MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the stockholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Code of ethics is filed herewith as Exhibit 99.Code Eth.

(a)(2) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith as Exhibits 99.302 Cert.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith as Exhibits 99.906 Cert.

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Herzfeld Caribbean Basin Fund, Inc.


By:  /s/ Thomas J. Herzfeld
     -------------------------
     Thomas J. Herzfeld
     President and Chairman

Date: August 29, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:  /s/ Thomas J. Herzfeld
     -------------------------
     Thomas J. Herzfeld
     President and Chairman

Date: August 29, 2005


By:  /s/ Cecilia L. Gondor
     -------------------------
     Cecilia L. Gondor
     Secretary and Treasurer
     (Principal Financial Officer)

Date: August 29, 2005

                                   APPENDIX A

                     THE HERZFELD CARIBBEAN BASIN FUND, INC.

                       Proxy Voting Policy and Procedures

      The Board of Directors of The Herzfeld Caribbean Basin Fund, Inc. (the "Fund") hereby adopts the following policy and procedures with respect to voting proxies relating to portfolio securities held by the Fund:

Policy

      It is the policy of the Board of Directors of the Fund (the "Board") to delegate the responsibility for voting proxies relating to portfolio securities held by the Fund to the Fund's investment adviser (the "Adviser") as a part of the Adviser's general management of the Fund, subject to the Board's continuing oversight.' The voting of proxies is an integral part of the investment management services that the Adviser provides pursuant to the advisory contract.

      The Adviser may, but is not required to, delegate the responsibility for voting proxies relating to portfolio securities held by the Fund to a sub-adviser ("Sub-Adviser") retained to provide investment advisory services, if applicable. If such responsibility is delegated to a Sub-Adviser, then the Sub-Adviser shall assume the fiduciary duty and reporting responsibilities of the Adviser under these policy guidelines.

Fiduciary Duty

      The right to vote a proxy with respect to portfolio securities held by the Fund is an asset of the Fund. The Adviser, to which authority to vote on behalf of the Fund is delegated, acts as a fiduciary of the Fund and must vote proxies in a manner consistent with the best interest of the Fund and its shareholders.

Procedures

      The following are the procedures adopted by the Board for the administration of this policy:

      A. Review of Adviser Proxy Voting Procedures. The Adviser with authority to vote proxies on behalf of the Fund shall present to the Board its policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any of these documents.

      B. Voting Record Reporting. No less than annually, the Adviser shall report to the Board a record of each proxy voted with respect to portfolio securities of the Fund during the year. With respect to those proxies that the Adviser has identified as involving a conflict of interest(2), the Adviser shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

Revocation

      The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Fund is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

Annual Filing

      The Fund shall file an annual report of each proxy voted with respect to its portfolio securities during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.

Disclosures

      The Fund shall include in its annual report to stockholders:

      A description of this policy and of the policies and procedures used by the Adviser to determine how to vote proxies relating to portfolio securities
(3); and

      A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund's toll-free telephone number and on the SEC website(4).

      The Fund shall also include in its annual and semi-annual reports to stockholders:

      A statement disclosing that a description of the policies and procedures used by or on behalf of the Fund to determine how to vote proxies relating to portfolio securities of the Funds is available without charge, upon request, by calling the Fund's toll-free telephone number and on the SEC website.(5)

      A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund's toll-free telephone number and on the SEC website.(6)

Review of Policy.

      At least annually, the Board shall review this Policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time

----------
(1) This policy is adopted for the purpose of the disclosure requirements adopted by the Securities and Exchange Commission, Release Nos. 33-8188, 34-47304, IC-25922.

(2) As it is used in this document, the term "conflict of interest" refers to a situation in which the Adviser or Sub-Adviser or affiliated persons of the Adviser or Sub-Adviser have a financial interest in a matter presented by a proxy other than the obligation it incurs as investment adviser to the Fund which compromises the Adviser's or Sub-Adviser's independence of judgment and action with respect to the voting of the proxy.

(3) This disclosure shall be included in the annual report next filed by the Fund, on Form N-CSR on or after July 1, 2003.

(4)   Id.

(5) This disclosure shall be included in the report next filed by the Fund on or after July 1, 2003.

(6)   Id..

                        THOMAS J. HERZFELD ADVISORS, INC.

                                  PROXY VOTING

                             POLICIES AND PROCEDURES

I.    POLICY

Thomas J. Herzfeld Advisors, Inc. (the "Adviser") acts as discretionary investment adviser for various clients, including The Herzfeld Caribbean Basin Fund, Inc. an investment company registered under the Investment Company Act of 1940, as amended, and clients governed by the Employee Retirement Income Security Act of 1974 ("ERISA").

Selected clients, including The Herzfeld Caribbean Basin Fund, Inc. have elected to have the Adviser vote proxies or act on the other shareholder actions on their behalf, while other clients vote proxies themselves.

When voting proxies or acting on corporate actions for clients, the Adviser's utmost concern is that all decisions be made in the best interest of its clients (for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). The Adviser will act in a manner deemed prudent and diligent and which is intended to enhance the economic value of the assets of its clients' accounts.

II.   PURPOSE

The purpose of these Policies and Procedures is to memorialize the procedures and policies adopted by the Adviser to enable it to comply with its responsibilities and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended ("Advisers Act"). These Policies and Procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.

III.  PROCEDURES

Cecilia Gondor, Executive Vice President of the Adviser, is ultimately responsible for ensuring that all proxies received by the Adviser are voted in a timely manner and voted consistently across all portfolios. Although many proxy proposals can be voted in accordance with the Adviser's established guidelines (see Section V. below) (the "Guidelines"), the Adviser recognizes that some proposals require special consideration, which may dictate that the Adviser makes an exception to the Guidelines.

Cecilia Gondor is also responsible for ensuring that all corporate actions received by the Adviser are addressed in a timely manner and consistent action is taken across all portfolios.

      A. Conflicts of Interest. Where a proxy proposal raises a material conflict of interest between the Adviser's interests and that of one or more its clients, the Adviser shall resolve such conflict in the manner described below.

            1. Vote in Accordance with the Guidelines. To the extent that the Adviser has little or no discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser shall vote in accordance with such pre-determined voting policy.

            2. Obtain Consent of Clients. To the extent that the Adviser has discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser shall disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. The disclosure to the clients will include sufficient detail regarding the matter to be voted on and the nature of our conflict that the clients would be able to make an informed decision regarding the vote. When a client does not respond to such a conflict disclosure request or denies the request, the Adviser will abstain from voting the securities held by that client's account.

      B. Limitations. In certain circumstances, in accordance with a client's investment advisory contract (or other written directive) or where the Adviser has determined that it is in the client's best interest, the Adviser will not vote proxies received. The following are some circumstances where the Adviser will limit its role in voting proxies received on client securities:

            1. Client Maintains Proxy Voting Authority: Where a client has not specifically delegated the authority to vote proxies to the Adviser or that it has delegated the right to vote proxies to a third party, the Adviser will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client. If any proxy material is received by the Adviser, it will promptly be forwarded to the client.

            2. Terminated Account: Once a client account has been terminated with the Adviser in accordance with its investment advisory agreement, the Adviser will not vote any proxies received after the termination. However, the client may specify in writing that proxies should be directed to the client for action.

            3. Limited Value: If the Adviser concludes that the client's economic interest or the value of the portfolio holding is indeterminable or insignificant, the Adviser will abstain from voting a client's proxies. The Adviser does not vote proxies received for securities which are no longer held by the client's account. In addition, the Adviser generally does not vote securities where the economic value of the securities in the client's account is less than $500.

            4. Securities Lending Programs: When securities are out on loan, they are transferred into the borrower's name and are voted by the borrower, in its discretion. However, where the Adviser determines that a proxy vote (or shareholder action) is materially important to the client's account, the Adviser may recall the security.

            5. Unjustifiable Costs: In certain circumstances, after doing a cost-benefit analysis, the Adviser may abstain from voting where the cost of voting a client's proxy would exceed any anticipated benefits of the proxy proposal.

IV.   RECORD KEEPING

In accordance with Rule 204-2 under the Advisers Act, the Adviser will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that the Adviser may rely on the proxy statement filed on EDGAR as its records)(1); (iii) a record of votes cast on behalf of clients; (iv) records of client requests for proxy voting information;
(v) any documents prepared by the adviser that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) records relating to requests made to clients regarding conflicts of interest in voting the proxy.

The Adviser will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and advising clients how they may obtain information on how the Adviser voted their securities. Clients may obtain information on how their securities were voted or a copy of our Policies and Procedures by written request addressed to the Adviser.

V.    GUIDELINES

Each proxy issue will be considered individually. The following guidelines are a partial list to be used in voting proposals contained in the proxy statements, but will not be used as rigid rules.

-----------------------------------------------------------------------------------------------------------------------------------
(1)        Issues regarding the issuer's Board entrenchment and anti-takeover measures such as the following:     Oppose

           b.  Proposals to limit the ability of shareholders to call special meetings;

           c.  Proposals to require super majority votes;

           d.  Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need for these additional shares;

           e.  Proposals regarding "poison pill" provisions; and

           f.  Permitting "green mail".
-----------------------------------------------------------------------------------------------------------------------------------
(1)        Providing cumulative voting rights.                                                                    Oppose
-----------------------------------------------------------------------------------------------------------------------------------
(2)        "Social issues," unless specific client guidelines supersede, e.g., restrictions regarding South       Oppose
           Africa.
-----------------------------------------------------------------------------------------------------------------------------------
(3)        Election of directors recommended by management, except if there is a proxy fight.                     Approve
-----------------------------------------------------------------------------------------------------------------------------------
(4)        Election of auditors recommended by management, unless seeking to replace if there exists a            Approve
           dispute over policies.
-----------------------------------------------------------------------------------------------------------------------------------
(5)        Date and place of annual meeting.                                                                      Approve
-----------------------------------------------------------------------------------------------------------------------------------
(6)        Limitation on charitable contributions or fees paid to lawyers.                                        Approve
-----------------------------------------------------------------------------------------------------------------------------------
(7)        Ratification of directors' actions on routine matters since previous annual meeting.                   Approve
-----------------------------------------------------------------------------------------------------------------------------------
(8)        Confidential voting                                                                                    Approve
-----------------------------------------------------------------------------------------------------------------------------------

----------
      (1) Because the Adviser primarily invests its clients' assets in securities of foreign issuers, the Adviser generally has not been receiving proxy statements from such issuers because the laws of the countries in which these issuers are domiciled respecting delivery of proxy statements to shareholders are different than those of the U.S.
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
Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues.

The Adviser will generally approve these proposals as shareholders can later divulge their votes to management on a selective basis if a legitimate reason arises.
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(9)        Limiting directors' liability                                                                           Approve
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(10)       Eliminate preemptive right                                                                              Approve

Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S., and can restrict management's ability to raise new capital.

The Adviser approves the elimination of preemptive rights, but will oppose the elimination of limited preemptive rights, e.g., on proposed issues representing more than an acceptable level of total dilution.
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(11)       Employee Stock Purchase Plan                                                                            Approve
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(12)       Establish 401(k) Plan                                                                                   Approve
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(13)       Rotate annual meeting location/date                                                                     Approve
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(14)       Establish a staggered Board                                                                             Approve
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(15)       Eliminate director mandatory retirement policy                                                       Case-by-Case
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(16)       Option and stock grants to management and directors                                                  Case-by-Case
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(17)       Allowing indemnification of directors and/or officers after reviewing the applicable laws and        Case-by-Case
           extent of protection requested.
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